UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2004


                             ASA INTERNATIONAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-14741                  02-0398205
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

      10 Speen Street, Framingham, Massachusetts                  01701
      ------------------------------------------                  -----
       (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code:       (508) 626-2727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

         On November 11, 2004, ASA International Ltd. ("ASA") issued a press release confirming that ASA is not interested in a sale of ASA. The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c)     Exhibits:

       99.1   Press Release dated November 11, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASA INTERNATIONAL LTD.
                                     (Registrant)

Date:  November 11, 2004             By: /s/ Terrence C. McCarthy
                                     ----------------------------
                                     Terrence C. McCarthy
                                     Vice President, Secretary  and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.     Description
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99.1            Press Release dated November 11, 2004.